UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report (Date of earliest event reported): September 13, 2006
LANNETT COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)
Commission File No. 001-31298

State of Delaware (State of Incorporation)	23-0787699 (I.R.S. Employer I.D. No.)
9000 State Road
Philadelphia, PA 19136
(215) 333-9000
(Address of principal executive offices and telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 13, 2006, the Company announced its results of operations for the fiscal 2006 fourth quarter and full year ended June 30, 2006, as set forth in the press release, a copy of which is included as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)         Exhibits
99.1       September 13, 2006 financial press release
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC
By:	/s/ Brian Kearns
Vice President of Finance, Treasurer, and Chief Financial Officer

Date: September 13, 2006

EXHIBIT INDEX
Exhibit: Description:
99.1       September 13, 2006 Press Release